EXHIBIT 99.2

                     The Information Agent for the Offer is:

                                    (address)

                          Notice of Guaranteed Delivery

                                       For

                        Tender of Shares of Common Stock

                                       Of

                          Philip Morris Companies, Inc.

                                       Or

                             Waste Management, Inc.

                                       To

                               iCrown Corporation

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) (i) if certificates for Securities (as defined below) are not immediately available, (ii) if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Exchange described below) or (iii) if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary.

                        The Depositary for the Offer is:

                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                           Wilmington, DE 19890-0001
                            Telephone: (302)651-1000

                        (for eligible institutions only)

                      Confirm Facsimile by Telephone Only:

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIERY.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to iCrown Corporation, a Florida corporation ("Offeror") upon the terms and subject to the conditions set forth in the section "Terms of the Exchange Offer" in iCrown prospectus dated ____________, 2000 (the "offer to Exchange") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, (the "Securities"), of the Company, pursuant to the guaranteed delivery procedures set forth in the Exchange Offer.

Signature(s)                        Address(es)
            -------------------                ------------------------

-------------------------------     -----------------------------------
                                                               Zip Code

Name(s) of Record Holder(s)         Area Code and Tel. No.(s)
                           ----                              ----------

-------------------------------     Taxpayer Identification or
Please Print or Type                Social Security Number
                                                          -------------

Number of shares of Common Stock    Check box if shares of Common Stock will
                                    be tendered by book-entry transfer: [__]
-------------------------------

Certificate No.(s) (If Available)           Account Number
                                                          ---------------
-------------------------------

-------------------------------

Dated ________________, 2000


THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                      BELOW

                    (Not to be used for signature guarantee)


         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either certificates representing the shares of Common Stock and shares of Preferred Stock tendered hereby, in proper form for transfer, or, in the case of shares of Common Stock, confirmation of book-entry transfer of such shares of Common Stock into the Depositary's accounts at The Depositary Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

---------------------------------   ------------------------------------
         Name of Firm                        Authorized Signature

                                    Name
---------------------------------       --------------------------------
         Address                             Please Print or Type

                                    Title
---------------------------------        -------------------------------
                       Zip Code
                                    Date                           ,2000
---------------------------------       ---------------------------

Area Code and Tel. No.
                      -----------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF COMMON STOCK WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.